EXHIBIT 10.2
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January 7, 1999


Bristol Mall, L.L.C.
c/o Aronov Realty Management, Inc.
3500 Eastern Boulevard
Montgomery, Alabama  36116-1781

Attention: Mr. Jeff Weil

Re:  Bristol Mall
     Bristol, Virginia
     Expense Reimbursement Prorations
     --------------------------------


Ladies and Gentlemen:

           Reference is made to that certain Purchase Agreement dated as of January __, 1999 (the "Purchase Agreement"), by and between BRISTOL MALL, L.L.C., an Alabama limited liability company ("Buyer") and BRISTOL MALL ASSOCIATES, an Illinois general partnership ("Seller").

           Seller and Buyer desire to provide for Expense Reimbursements prorations for calendar year 1999 as more particularly set forth herein.

           NOW, THEREFORE, in consideration of the foregoing premises, the mutual covenants and conditions contained herein and in the Purchase Agreement, and other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, Buyer and Seller hereby agree as follows:

           1. DEFINITIONS IN PURCHASE AGREEMENT. Unless otherwise expressly defined in this letter agreement, all defined terms used in this letter agreement shall have the meaning set forth in the Purchase
Agreement.

           2. EXPENSE REIMBURSEMENT PRORATIONS. If Closing occurs on or before February 1, 1999, then notwithstanding paragraph 5.D(1)(d) of the Purchase Agreement to the contrary, all Expense Reimbursements shall be prorated in accordance with the terms and conditions of this letter agreement; provided, however, that if Closing does not occur on or before February 1, 1999, then Buyer and Seller agree to negotiate in good faith a method of prorating Expense Reimbursements for calendar year 1999. Seller shall be entitled to the aggregate amount of Expense Reimbursements for calendar year 1998. After Closing, Buyer and Seller shall cooperate to determine the amount of such Expense Reimbursements for calendar year 1998 in accordance with the terms of the applicable tenant Leases. To the extent that Seller has over-collected for such amounts, Seller shall promptly reimburse tenants or Buyer for such excess amounts, . With respect to calendar year 1999, Seller and Buyer agree that:

           (a) All Expense Reimbursements that are billable on a monthly basis for calendar year 1999 for the period prior to the Closing Date shall be allocated to Seller and shall be billed on a monthly basis in accordance with the applicable tenant Leases and shall be paid to Seller upon receipt;

           (b) All Expense Reimbursements that are billable on an annual basis for calendar year 1999 shall be allocated to Buyer both for the period prior to the Closing Date and for the period on and after the Closing Date; and



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           (c)   All Expense Reimbursements that are billable on a monthly
basis for calendar year 1999 for the period on and after the Closing Date shall be allocated to Buyer.

Buyer and Seller agree that there shall not be any further re-proration of Expense Reimbursements for the calendar year 1999 after Closing.

           3. RATIFICATION OF PURCHASE AGREEMENT. Except as set forth in this letter agreement, the provisions of the Purchase Agreement shall be, and remain, in full force and effect.

           4. COUNTERPARTS. This letter agreement may be executed in any number of counterparts, provided each of the parties hereto executes at least one counterpart; each such counterpart hereof shall be deemed to be an original instrument, but all such counterparts, together, shall constitute but one letter agreement. This letter agreement may be executed in facsimile form (and shall be promptly followed by a hard copy counterpart original).

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           IN WITNESS WHEREOF, the parties have executed this Agreement as of the day and year first above written.

                 BRISTOL MALL ASSOCIATES,
                 an Illinois general partnership

                 By:  JMB INCOME PROPERTIES, LTD - V,
                      an Illinois limited partnership,
                      General Partner

                      By:   JMB REALTY CORPORATION,
                            a Delaware corporation,
                            General Partner

                            By:        ____________________________
                            Name:      ____________________________
                            Title:     ____________________________


ACCEPTED AND AGREED TO AS OF
THE DATE FIRST WRITTEN ABOVE:

BRISTOL MALL, L.L.C.,
an Alabama limited liability company

By:  SOUTHEAST L.L.C. MANAGEMENT, INC.,
     an Alabama corporation,
     Its Manager

     By:         ____________________________
     Name:       ____________________________
     Title:      ____________________________